SEGMENT INFORMATION
                        TECHNE CORPORATION AND SUBISIDARIES
                     (in thousands of $'s, except per share data)

                                                  Increase (Decrease)
                                 Fiscal 2005       From Fiscal 2004
                               -----------------  -------------------
                                First   Percent         First
                               Quarter  Of Sales       Quarter
                               -------  --------       -------
Sales                           40,919     100%         2,926
Cost of sales                    8,887      22%           224
                               -------  --------       ------
Gross margin                    32,032      78%         2,702

Gross margin percentage           78.3%

SG&A expense                     5,634      14%           551
R&D expense                      4,688      11%          (275)
Amortization expense               305       1%           (95)
Interest expense                   245       1%            70
Interest income                 (1,053)     (3%)         (327)
Other non-operating exp., net      466       1%           388
                               -------  --------       ------
                                10,285      25%           312
                               -------  --------       ------
Earnings before income taxes    21,747      53%         2,390
Income taxes                     7,555      18%           770
                               -------  --------       ------
                                14,192      35%         1,620
                               =======  ========       ======
Diluted earnings per share        0.34
Weighted average diluted
  shares outstanding            41,676


                              HEMATOLOGY DIVISION
                             (in thousands of $'s)

                                                  Increase (Decrease)
                                 Fiscal 2005       From Fiscal 2004
                               -----------------  -------------------
                                First   Percent         First
                               Quarter  Of Sales       Quarter
                               -------  --------       -------
Sales                            4,013     100%           (268)
Cost of sales                    2,220      55%           (126)
                               -------  --------       -------
Gross margin                     1,793      45%           (142)

Gross margin percentage           44.7%

SG&A expense                       409      10%             18
R&D expense                        188       5%             (3)
Interest, net                      (56)     (1%)            21
                               -------  --------       -------
                                   541      14%             36
                               -------  --------       -------
Pretax result                    1,252      31%           (178)
                               =======  ========       =======


                           BIOTECHNOLOGY DIVISION
                            (in thousands of $'s)

                                                  Increase (Decrease)
                                 Fiscal 2005       From Fiscal 2004
                               -----------------  -------------------
                                First   Percent         First
                               Quarter  Of Sales       Quarter
                               -------  --------       -------
Sales                           30,691     100%          2,038
Intersegment sales              (4,804)                   (183)
                               -------                 -------
                                25,887                   1,855

Cost of sales                    6,111      20%            195
Intersegment sales              (4,756)                   (235)
                               -------                 -------
                                 1,355                     (40)
                               -------  --------       -------
Gross margin                    24,532      80%          1,895

Gross margin percentage           80.1%

SG&A expense                     2,973      10%            322
R&D expense                      4,500      15%            336
Amortization expense               305      --             (95)
Interest, net                     (414)     (1%)            (8)
                               -------  --------       -------
                                 7,364      24%            555
                               -------  --------       -------
Pretax result                   17,168      56%          1,340
                               =======  ========       =======


                            R&D SYSTEMS EUROPE
                        (in thousands of Br. pounds)

                                                  Increase (Decrease)
                                 Fiscal 2005       From Fiscal 2004
                               -----------------  -------------------
                                First   Percent         First
                               Quarter  Of Sales       Quarter
                               -------  --------       -------
Sales                            6,080     100%            100
Cost of sales                    2,931      48%           (109)
                               -------  --------       -------
Gross margin                     3,149      52%            209

Gross margin percentage           51.8%

SG&A expense                       950      16%           (100)
Interest income                   (254)     (4%)          (127)
Exchange loss/(gain)                26      --              75
                               -------  --------       -------
                                   722      12%           (152)
                               -------  --------       -------
Pretax result                    2,427      40%            361
                               =======  ========       =======


                           R&D SYSTEMS EUROPE
                          (in thousands of $'s)

                                                  Increase (Decrease)
                                 Fiscal 2005       From Fiscal 2004
                               -----------------  -------------------
                                First   Percent         First
                               Quarter  Of Sales       Quarter
                               -------  --------       -------
Sales                           11,019     100%          1,339
Cost of sales                    5,312      48%            390
                               -------  --------       -------
Gross margin                     5,707      52%            949

Gross margin percentage           51.8%

SG&A expense                     1,722      16%             23
Interest income                   (460)     (4%)          (254)
Exchange loss                       47      --             131
                               -------  --------       -------
                                 1,309      12%           (100)
                               -------  --------       -------
Pretax result                    4,398      40%          1,049
                               =======  ========       =======


                        CORPORATE AND OTHER (1)
                         (in thousands of $'s)

                                                  Increase (Decrease)
                                 Fiscal 2005       From Fiscal 2004
                               -----------------  -------------------
                                    First               First
                                   Quarter             Quarter
                                   -------             -------
Interest income                         42                   5
Rental income                           19                  --
                                   -------             -------
                                        61                   5

SG&A expense                           530                 188
R&D-CCX losses                          --                (436)
R&D-DGI losses                          --                (172)
Other-Hemerus losses                    74                  74
Interest expense                       164                 (11)
Building expense                       364                 183
                                   -------             -------
                                     1,132                (174)
                                   -------             -------
Pretax result                       (1,097)                179
                                   =======             =======

(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX), Discovery Genomics, Inc. (DGI) and Hemerus Medical, LLC.